Significant transactions	6 Months Ended
Jun. 30, 2018
Disclosure of significant transactions [abstract]
Significant transactions
3. Significant transactions
Significant transaction in 2018
Innovative Medicines – Acquisition of Advanced Accelerator Applications S.A.
On October 30, 2017, Novartis entered into a binding memorandum of understanding with Advanced Accelerator Applications S.A., (AAA), a NASDAQ-listed company headquartered in Saint-Genis- Pouilly, France, under which Novartis agreed to commence a tender offer for 100% of the share capital of AAA subject to certain conditions. Novartis commenced the tender offer on December 7, 2017, to purchase all of the outstanding ordinary shares for a price of USD 41 per share and USD 82 per American Depositary Share (ADS), each representing two ordinary shares of AAA. The offer valued AAA’s equity at USD 3.9 billion, on a fully diluted basis.
As of January 19, 2018, the expiration date of the tender offer, approximately 97% of the then outstanding fully diluted ordinary shares, including ordinary shares represented by ADSs (hereinafter collectively referred to as “the outstanding shares”), were validly tendered. On January 22, 2018, Novartis accepted and paid USD 3.9 billion for the outstanding shares tendered in the offer. On January 22, 2018, Novartis commenced a subsequent offering period that expired on January 31, 2018. As of the expiration of the subsequent offering period, an additional 1.8% of the outstanding shares were validly tendered. Novartis accepted and paid approximately USD 60 million, resulting in an increase in Novartis ownership in AAA to 98.7%
The fair value of the total purchase consideration was USD 3.9 billion. The preliminary purchase price allocation resulted in net identifiable assets of approximately USD 2.0 billion, consisting of USD 2.5 billion intangible assets, USD 0.7 billion net deferred tax liabilities and USD 0.2 billion other net assets, and goodwill of approximately USD 1.9 billion. Results of operations since the date of acquisition were not material.
As of June 30, 2018 Novartis held 98.8% of the then outstanding fully diluted ordinary shares, including ordinary shares represented by ADSs.
AAA is a radiopharmaceutical company that develops, produces and commercializes molecular nuclear medicines, including Lutathera (lutetium (177Lu) oxodotreotide), a first-in-class RLT product for neuroendocrine tumors (NETs) and a portfolio of diagnostic products. Radiopharmaceuticals, such as Lutathera, are unique medicinal formulations containing radioisotopes, which are used clinically for both diagnosis and therapy.
Innovative Medicines – Acquisition of AveXis, Inc.
On April 6, 2018, Novartis entered into an agreement and plan of merger with AveXis, Inc., a US-based Nasdaq-listed clinical stage gene therapy company, under which Novartis commenced on April 17, 2018 a tender offer to purchase all outstanding common stock of AveXis, Inc. for USD 218 per share in cash. On May 15, 2018, Novartis completed the acquisition of the common stock of AveXis, Inc. and paid a total of USD 8.7 billion.
The fair value of the total purchase consideration was USD 8.7 billion. The preliminary purchase price allocation resulted in net identifiable assets of approximately USD 6.9 billion, consisting of USD 8.3 billion intangible assets, USD 1.7 billion net deferred tax liabilities and other net assets of USD 0.3 billion, and goodwill of approximately USD 1.8 billion. Results of operations since the date of acquisition were not material.
AveXis, Inc. is a clinical-stage gene therapy company focused on developing and commercializing novel treatments for patients suffering from rare and life-threatening neurological genetic diseases. AveXis, Inc.’s initial product candidate, AVXS-101, is a proprietary gene therapy currently in development for the treatment of spinal muscular atrophy, or SMA Type 1, the leading genetic cause of infant mortality, and SMA Type 2 and SMA Type 3. In addition AveXis, Inc. has a pipeline of other novel treatments for rare neurological diseases, including Rett syndrome (RTT) and a genetic form of amyotrophic lateral sclerosis (ALS) caused by mutations in the superoxide dismutase 1 (SOD1) gene.
Corporate – Divestment of 36.5% stake in GlaxoSmithKline Consumer Healthcare Holdings Ltd.
On March 27, 2018, Novartis entered into an agreement with GlaxoSmithKline plc (GSK) to divest its 36.5% stake in GlaxoSmithKline Consumer Healthcare Holdings Ltd. to GSK for USD 13.0 billion in cash. As a result, Novartis discontinued the use of equity method accounting starting from April 1, 2018.
On June 1, 2018, the transaction closed and Novartis realized a pre-tax gain of USD 5.8 billion, recorded in income from associated companies.
Significant transactions in 2017
Innovative Medicines – Acquisition of Ziarco Group Limited
On January 20, 2017, Novartis acquired Ziarco Group Limited, a privately held company in the United Kingdom, focused on the development of novel treatments in dermatology. This acquisition adds a once daily oral H4 receptor antagonist in development for atopic dermatitis (AD), commonly known as eczema, to complement the Novartis dermatology portfolio and pipeline. The fair value of the total purchase consideration was USD 420 million. The amount consisted of an initial cash payment of USD 325 million and the net present value of the contingent consideration of USD 95 million, due to the Ziarco shareholders, which they are eligible to receive upon achievement of specified development milestones. The purchase price allocation resulted in net identifiable assets of USD 395 million and goodwill of USD 25 million. The 2017 results of operations since the date of acquisition were not material.
Innovative Medicines – Acquisition of Encore Vision, Inc.
On January 20, 2017, Novartis acquired Encore Vision, Inc., a privately-held company in Fort Worth, Texas, USA, focused on the development of a novel treatment in presbyopia. The fair value of the total purchase consideration was USD 456 million. The amount consisted of an initial cash payment of USD 366 million and the net present value of the contingent consideration of USD 90 million, due to the Encore shareholders, which they are eligible to receive upon achievement of specified development and commercialization milestones. The purchase price allocation resulted in net identifiable assets of USD 389 million and goodwill of USD 67 million. The 2017 results of operations since the date of acquisition were not material.